                                                                   EXHIBIT 10.4

                        CARDIOTECH INTERNATIONAL, INC.

           1996 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN


1.   DEFINITIONS.
     -----------

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this CardioTech International, Inc. 1996 Employee, Director and Consultant Stock Option Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated
          -------------
          power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of
          ---------
          the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.
          ------------------

          Code means the United States Internal Revenue Code of 1986, as
          ----
          amended.

          Committee means the Committee of the Board of Directors to which the
          ---------
          Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.01 par
          ------------
          value per share.

          Company means CardioTech International, Inc., a Massachusetts
          -------
          corporation.

          Disability or Disabled means permanent and total disability as defined
          ----------    --------
          in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:
          -----------------

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the five (5) consecutive trading days immediately following the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine, except that Subparagraph (b) shall not apply to Options granted pursuant to Paragraph 6(A)(e) of the Plan;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the five (5) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine, except that Subparagraph (b) shall not apply to Options granted pursuant to Paragraph 6(A)(e) of the Plan; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option
          ---
          under Section 422 of the Code.

          Key Employee means an employee of the Company or of an Affiliate
          ------------
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify
          --------------------
          as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.
          ------

          Option Agreement means an agreement between the Company and a
          ----------------
          Participant delivered pursuant to the Plan.

          Participant means a Key Employee, director or consultant to whom one
          -----------
          or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Participant's Survivors means a deceased Participant's legal
          -----------------------
          representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

          Plan means this CardioTech International, Inc. 1996 Employee, Director
          ----
          and Consultant Stock Option Plan.

          Shares means shares of the Common Stock as to which Options have been
          ------
          or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued Shares or Shares held by the Company in its treasury, or both.

2.   PURPOSES OF THE PLAN.
     --------------------

     The Plan is intended to encourage ownership of Shares by Key Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be equal to 1,061,029 Shares or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan. Of the Shares subject to this Plan, 106,103 Shares shall be eligible for grant under Paragraph 6(A)(e) hereof.

     If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.   ELIGIBILITY FOR PARTICIPATION.
     -----------------------------

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Members of the Board of Directors who are not employees of the Company or of an Affiliate may receive options pursuant to Paragraph 6(A)(e) of the Plan, but only pursuant thereto. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. In no event shall any Employee be granted in any fiscal year Options to purchase more than 1,061,029 shares of Stock pursuant to this Plan. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate, including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments to this Plan. The Option Agreements shall be subject to at least the following terms and conditions:

     A.   Non-Qualified Options:  Each Option intended to be a Non-Qualified
          ---------------------
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a.   Option Price. Each Option Agreement shall state the option price
               ------------
               (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock;

          b.   Number of Shares. Each Option Agreement shall state the number of
               ----------------
               Shares to which it pertains;

          c.   Term of Option, Vesting. Each Option Agreement shall state the
               -----------------------
               date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events;

          d.   Option Conditions. Exercise of any Option may be conditioned upon
               -----------------
               the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders including requirements that:

               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          e.   Directors' Options.  Each director of the Company who is not an
               ------------------
               employee of the Company or any Affiliate, who is first elected or appointed to the Board of Directors after the date on which the Common Stock is registered under the 1934 Act, upon such election or appointment and upon every anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 14,854 Shares. Any non-employee director serving in office on the date on which the Common Stock is registered under the 1934 Act, who has been a member of the Board of Directors prior to such date shall be granted on such date and upon every anniversary thereof, a Non-Qualified Option to purchase 14,854 Shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such time. If any non-employee director should cease to be a director and thereafter shall be elected or appointed to the Board of Directors, upon such election or appointment and upon every anniversary thereof provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, such director shall be granted a Non-Qualified Option to purchase 14,854 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable in four (4) equal installments of twenty-five percent (25%) each, upon completion of three (3) months of service on the Board of Directors after the date of grant, and continuing upon completion of each of the next three (3) three (3)-month periods of service thereafter (for example, if the date of grant of an Option was May 1, 1996, then the Option would vest in four
               (4) equal installments on August 1, 1996, November 1, 1996, February 1, 1997 and May 1, 1997). Any director entitled to receive an Option grant under this Subparagraph may elect to decline the Option. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this Subparagraph shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Paragraphs 10, 11, 12 and 13 below shall not apply to Options granted pursuant to this Subparagraph.

     Except as otherwise provided in the pertinent Option Agreement, if a director who received Options pursuant to this Subparagraph (e):

               i. ceases to be a member of the Board of Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

               ii. ceases to be a member of the Board of Directors by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the Participant's personal representative, or Participant's Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

     B.   ISOs:  Each Option intended to be an ISO shall be issued only to a Key
          ----
          Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with
          Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

          a.   Minimum standards.  The ISO shall meet the minimum standards
               -----------------
               required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

          b.   Option Price.  Immediately before the Option is granted, if the
               ------------
               Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option.  For Participants who own:
               --------------

               i.   Ten percent (10%) or less of the total combined voting power
                                      -------
                    of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

               ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d.   Limitation on Yearly Exercise. The Option Agreements shall
               -----------------------------
               restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this Subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

          e.   Limitation on Grant of ISOs:  No ISOs shall be granted after
               ---------------------------
               March 4, 2006.

7.   EXERCISE OF OPTION AND ISSUE OF SHARES.
     --------------------------------------

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

     In lieu of permitting a Participant to obtain Common Stock pursuant to the exercise of an Option, the Company may, in its sole discretion, pay to the Participant an amount equal to the Appreciated Value multiplied by the number of shares of Common Stock that the Participant is entitled to upon the exercise of an Option (the "Appreciated Amount"). The Appreciated Amount shall be payable to the Participant within fifteen (15) days of receipt by the Company of the notice from the Participant that the Participant intends to exercise the Option. "Appreciated Value" shall mean the amount by which (i) the per share Fair Market Value on the date of exercise of the Option, exceeds (ii) the option price per share set forth in the related Option Agreement.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(d).

     The Administrator may, in its discretion, amend any term or condition of an outstanding

Option provided (i) such term or condition as amended is permitted by the Plan,
(ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant,
(iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.

8.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
     --------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option

          Agreement.

     b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, director status or consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the date the Participant is notified that his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

     b. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     ---------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

     b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

     The Company may delay issuance of the Shares until the completion of any action or the attainment of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

     A.   Stock Dividends and Stock Splits.  If the shares of Common Stock shall
          --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to Non-Qualified Options to be granted to directors pursuant to Paragraph 6(A)(e) shall also be proportionately adjusted upon the occurrence of such events.

     B.   Consolidations or Mergers.  If the Company is to be consolidated with
          -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     C.   Recapitalization or Reorganization.  In the event of a
          ----------------------------------
recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.   Modification of ISOs.  Notwithstanding the foregoing, any adjustments
          --------------------
made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.  FRACTIONAL SHARES.
     -----------------

     No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.

19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

20.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.  TERMINATION OF THE PLAN.
     -----------------------

     The Plan will terminate on March 4, 2006. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded ISOs, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any ISOs or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.  GOVERNING LAW.
     -------------

     This Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.